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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 5, 1998

                   AMRESCO Residential Securities Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                     333-30759                 75-2620414
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

   700 North Pearl Street
   Suite 1400, LB # 342
      Dallas, Texas                                              75201-7424
   (Address of Principal                                         (Zip Code)
     Executive Offices)

        Registrant's telephone number, including area code (214) 953-7700

                                    No Change
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

      8.1   Tax Opinion of Arter & Hadden LLP


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMRESCO RESIDENTIAL SECURITIES
                                        CORPORATION, as Depositor

                                        By: /s/ Ronald B. Kirkland
                                           -------------------------------
                                            Name: Ronald B. Kirkland
                                            Title: Vice President and Chief
                                                     Accounting Officer

Dated: February 5, 1998

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                                  EXHIBIT INDEX

Exhibit No.             Description                                  Page No.

 8.1                    Tax Opinion of Arter & Hadden LLP